LVIP Delaware Social Awareness Fund
(Standard and Service Class)
Summary Prospectus
May 1, 2023

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund online at www.LincolnFinancial.com/lvip. You can also get this information at no cost by calling 877 ASK LINCOLN (877-275-5462). The Fund’s Prospectus and Statement of Additional Information, both dated May 1, 2023, are incorporated by reference into this Summary Prospectus.
Investment Objective
The investment objective of the LVIP Delaware Social Awareness Fund (the “Fund”) is to maximize long-term capital appreciation (as measured by the change in the value of Fund shares over a period of three years or longer).
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect any variable contract expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Standard Class	Service Class
Management Fee	0.38%	0.38%
Distribution and/or Service (12b-1) fees	None	0.35%
Other Expenses	0.06%	0.06%
Total Annual Fund Operating Expenses	0.44%	0.79%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

	1 year	3 years	5 years	10 years
Standard Class	$45	$141	$246	$555
Service Class	$81	$252	$439	$978
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 12% of the average value of its portfolio.
Principal Investment Strategies
Delaware Investments Fund Advisers (“DIFA”) serves as the Fund’s sub-adviser. In managing the Fund, DIFA may utilize sub-sub-adviser, Macquarie Investment Management Global Limited, which is an affiliate of DIFA (collectively, the “Sub-Adviser”). The Sub-Adviser is responsible for the day-to-day management of the Fund’s assets.
LVIP Delaware Social Awareness Fund1

The Fund pursues its objective by investing in a diversified portfolio of stocks primarily of large-sized U.S. companies with market capitalizations, at the time of purchase, similar to the market capitalization of companies in the Russell 1000® Index. The market capitalization range of the Russell 1000® Index was $423 million to $2.42 trillion as of March 15, 2023. The Fund will also place some emphasis on stocks of medium-sized companies.
The Fund’s management style focuses on seeking growth companies at a reasonable price by blending:
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a growth-oriented management style, which seeks companies with earnings and/or revenue that are growing equal to or faster than the industry average; and
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a value-oriented management style, which seeks companies within an industry with current stock prices that do not reflect the stocks’ true worth; and are believed to be undervalued in the market relative to the companies’ industry peers.
The Sub-Adviser has access to research and proprietary technical models and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.
The companies sought typically have a long history of profit growth and/or dividend payment, and a reputation for quality management, products and service.
The Fund seeks to invest in companies that demonstrate positive environmental, social and governance (“ESG”) standards by investing in companies that meet the Fund's social standards. The Fund seeks to avoid investing in companies that primarily engage in:
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activities that result, or are likely to result, in damage to the natural environment;
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production of nuclear power, design or construction of nuclear power plants, or manufacture of equipment for the production of nuclear power;
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manufacture of, or contracting for, military weapons or civilian firearms;
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alcohol, tobacco or gambling businesses;
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the use of animals for testing when developing new cosmetics and personal care products;
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egregious human rights violations, including labor controversies, or that have been involved in multiple human rights controversies related to their operations in the U.S. or abroad; and/or
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poor corporate governance or engage in harmful or unethical business practices.
The Sub-Adviser determines which stocks meet the Fund’s social standards through a combination of qualitative and quantitative research, as well as third party research and data. The Fund may modify its social standards at any time, without prior shareholder approval or notice.
At times, the Fund may hold stocks that do not meet the Fund’s social standards, because either the stocks ceased meeting the social standards after the Fund bought them or the Fund bought the stocks without realizing that they did not meet the social standards. The Fund will seek to sell these stocks in an orderly manner to minimize any adverse effect on the value of the Fund’s investments. Ordinarily, the Fund will sell the stocks within 90 days of determining that the stocks do not meet the social standards. However, the Fund will sell the stocks within a longer period if the Sub-Adviser believes that it would avoid a significant loss to the overall value of the Fund’s investments.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.
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Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.
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Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices.
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Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities.
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Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results.
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Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
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Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
2LVIP Delaware Social Awareness Fund

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Small- and Medium-Cap Company Risk. The value of securities issued by small- and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. Small- and medium-sized companies also may be subject to interest rate risk, which is generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.
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Income Stocks Risk. Income from stocks may be reduced by changes in the dividend policies of companies and the capital resources available for such payments at such companies. Depending upon market conditions, income producing common stock may not be widely available and/or may be highly concentrated in only a few market sectors, thereby limiting the ability to produce current income.
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Social Standards Screen Risk. A social standards strategy generally prohibits investment in certain types of companies, industries and segments of the U.S. economy. Thus, the strategy may (i) miss opportunities to invest in companies, industries or segments of the U.S. economy that are providing superior performance relative to the market as a whole and (ii) become invested in companies, industries and segments of the U.S. economy that are providing inferior performance relative to the market as a whole. This may adversely affect performance when compared to broad market indices or to similar funds managed without the social standards strategy. A social standards screen is a type of environmental, social and governance (“ESG”) investing. The investment process for the Fund may incorporate a wide range of considerations. An assessment of ESG factors for the Fund may differ from the views of other investors and advisers.
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Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the “COVID-19” strain of the coronavirus), have been and can be highly disruptive to economies and markets.
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Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Total Returns (%)

Highest Quarterly Return	Q2 2020	23.15%
Lowest Quarterly Return	Q1 2020	(21.28%)
Average Annual Total Returns for periods ended 12/31/22

	1 year	5 years	10 years
LVIP Delaware Social Awareness Fund – Standard Class	-19.71%	8.88%	11.78%
LVIP Delaware Social Awareness Fund – Service Class	-19.99%	8.50%	11.39%
Russell 1000® Index (reflects no deductions for fees, expenses or taxes)	-19.13%	9.13%	12.37%
LVIP Delaware Social Awareness Fund3

Investment Adviser and Sub-Adviser
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation)
Investment Sub-Adviser: Delaware Investments Fund Advisers (“DIFA”)
Investment Sub-Sub-Adviser: Macquarie Investment Management Global Limited (“MIMGL”)
Portfolio Managers

DIFA Portfolio Managers	Company Title	Experience with Fund
Francis X. Morris	Senior Managing Director, Chief Investment Officer – U.S. Core Equity	Since May 2004
Christopher S. Adams, CFA	Managing Director, Senior Portfolio Manager	Since May 2004
Michael S. Morris, CFA	Managing Director, Senior Portfolio Manager	Since May 2004
Donald G. Padilla, CFA	Managing Director, Senior Portfolio Manager	Since May 2004
David E. Reidinger	Managing Director, Senior Portfolio Manager	Since May 2017
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. Contract owners should consult their contract Prospectus for more information on the federal income tax consequences to them regarding their indirect investment in the Fund. Contract owners also may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
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